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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                 DECEMBER 20, 2001
(Date of earliest event reported)                                OCTOBER 9, 2001


                             LANDMARK BANCORP, INC.
                         (F/K/A LANDMARK MERGER COMPANY)
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       62466                                            43-1930755
(Commission File Number)                 (I.R.S. Employer Identification Number)


  800 POYNTZ AVENUE, MANHATTAN, KANSAS                                 66502
(Address of principal executive offices)                             (Zip Code)


                                 (785) 565-2000
              (Registrant's telephone number, including area code)


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Landmark Bancorp, Inc., a Delaware corporation (the "Registrant"), hereby amends
Item 7 of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on October 12, 2001, as set forth in the pages attached hereto. In the initial Form 8-K, the Registrant disclosed the merger transaction whereby MNB Bancshares, Inc. ("MNB") and Landmark Bancshares, Inc. ("LBI") merged with and into the Registrant.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               1. MNB's consolidated financial statements for the three fiscal years ended December 31, 2000 are included in Exhibit 99.1 attached hereto and incorporated herein.

               2. MNB's unaudited consolidated balance sheet and statements of income and cash flow for the six month periods ended June 30, 2001 and 2000 are included in Exhibit 99.2 attached hereto and incorporated herein.

               3. LBI's consolidated financial statements for the three fiscal years ended September 30, 2000 are included in Exhibit 99.3 attached hereto and incorporated herein.

               4. LBI's unaudited consolidated balance sheet and statements of income and cash flow for the nine month periods ended June 30, 2001 and 2000 are included in Exhibit 99.4 attached hereto and incorporated herein.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               The unaudited pro forma combined financial information gives effect to the merger of MNB and LBI with and into Registrant in accordance with generally accepted accounting principles and is included in Exhibit 99.5 attached hereto and incorporated herein. The unaudited pro forma financial information is based upon the historical financial statements of the respective companies.

          (c)  EXHIBITS.

               23.1 Consent of Regier Carr & Monroe, L.L.P.

               23.2 Consent of KPMG LLP

               99.1 MNB consolidated financial statements for the three fiscal years ended December 31, 2000.

               99.2 MNB unaudited consolidated balance sheet and statements of income and cash flow for the six month periods ended June 30, 2001 and 2000.

               99.3 LBI consolidated financial statements for the three fiscal years ended September 30, 2000.


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               99.4 LBI unaudited consolidated balance sheet and statements of income and cash flow for the nine month periods ended June 30, 2001 and 2000.

               99.5 Unaudited pro forma financial information for the Registrant giving effect to the merger transaction previously reported on the initial Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LANDMARK BANCORP, INC.



Dated: December 20, 2001              By: /s/ Mark A Herpich
                                          ----------------------------------
                                          Mark A. Herpich
                                          Vice President, Secretary, Treasurer
                                          and Chief Financial Officer


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